GREAT-WEST FUNDS, INC.

Great-West Putnam High Yield Bond Fund

Institutional Class Ticker: MXFRX

Investor Class Ticker: MXHYX

(the “Fund”)

Supplement dated June 21, 2019 to the Prospectus and Summary Prospectus for the

Fund, each dated April 30, 2019, as supplemented and the Statement of Additional Information (“SAI”)

for Great-West Funds, Inc., dated April 30, 2019, as supplemented.

Effective July 1, 2019 (the “Effective Date”), the Fund’s benchmark index will change from the J.P. Morgan Developed High Yield Index to a Composite Index consisting of an 80% weighting to the ICE Bank of America Merrill Lynch U.S. High Yield Index and a 20% weighting to the ICE Bank of America Merrill Lynch All U.S. Convertible Index.

Additionally, as of the Effective Date, the Fund’s name will change as reflected below in the Prospectus, Summary Prospectus and SAI:

Old Name	New Name
Great-West Putnam High Yield Bond Fund	Great-West High Yield Bond Fund

This Supplement must be accompanied by or read in conjunction with the current Prospectus and Summary

Prospectus for the Fund, each dated April 30, 2019, as supplemented and the Statement of Additional Information for

Great-West Funds, Inc., dated April 30, 2019, as supplemented.

Please keep this Supplement for future reference.